                                                                    EXHIBIT 10.7

                                MCN ENERGY GROUP
                          SUPPLEMENTAL RETIREMENT PLAN

                    (AS RESTATED EFFECTIVE DECEMBER 15, 1999)

12


                                TABLE OF CONTENTS

Section                                                                                                          Page

ARTICLE 1 - TITLE.................................................................................................1

ARTICLE 2 - DEFINITIONS...........................................................................................1

ARTICLE 3 - PURPOSE...............................................................................................2

ARTICLE 4 - EFFECTIVE DATE........................................................................................2

ARTICLE 5 - ELIGIBILTIY...........................................................................................2

ARTICLE 6 - EMPLOYERS' OBLIGATION.................................................................................3

ARTICLE 7 - PAYMENT OF BENEFITS...................................................................................3
         Section 7.1.  Form and Timing of Payment ................................................................3
         Section 7.2.  Increase in Section 415 Limit .............................................................4
         Section 7.3.  Recomputation of Plan Benefits Upon Reemployment ..........................................4
         Section 7.4.  Change in Payment Option ..................................................................4
         Section 7.5.  Payments Subject to Golden Parachute Provisions ...........................................5
         Section 7.6.  Transfer to an Affiliated Company .........................................................5

ARTICLE 8 -UNFUNDED PLAN..........................................................................................5

ARTICLE 9 - ADMINISTRATION........................................................................................6

ARTICLE 10 - AMENDMENT AND TERMINATION............................................................................6

ARTICLE 11 - MISCELLANEOUS........................................................................................6
                  Section 11.1 Benefits Non-Assignable............................................................6
                  Section 11.2 No Employment Rights...............................................................6
                  Section 11.3 Law Applicable.....................................................................6
                  Section 11.4 Legal Fees and Expenses............................................................7
                  Section 11.5 Cause..............................................................................7
                  Section 11.6 Successors.........................................................................7


ARTICLE 12 - CHANGE IN CONTROL PROVISIONS.........................................................................7
                  Section 12.1 General............................................................................7
                  Section 12.2 Transfer to Rabbi Trust............................................................7
                  Section 12.3 Joint and Several Liability........................................................8
                  Section 12.4 Dispute Procedures.................................................................8
                  Section 12.5 Definition of Change in Control....................................................8


HISTORY

                                MCN ENERGY GROUP
                          SUPPLEMENTAL RETIREMENT PLAN
                    (As restated effective December 15, 1999)

         WHEREAS, MCN Energy Group Inc. (the "Company") has previously adopted the MichCon Supplemental Retirement Plan and the Company desires to make certain changes in the plan.

         NOW, THEREFORE, effective December 15, 1999, the MichCon Supplemental Retirement Plan is hereby amended and restated as follows:


                                    ARTICLE 1
                                      TITLE

          The title of this plan shall be the "MCN Energy Group Supplemental Retirement Plan" and shall be referred to in this document as the "Plan".


                                    ARTICLE 2
                                   DEFINITIONS

          The words and phrases used in the Plan shall have the same meanings as provided under Article 2 of the MCN Energy Group Retirement Plan (the "Qualified Plan"), unless otherwise defined in the Plan or the context clearly requires otherwise.

                                   ARTICLE 3
                                    PURPOSE

         The principal purpose of the Plan is to provide for the payment of certain benefits that would not otherwise be payable under the Qualified Plan. Such benefits shall be payable to certain employees of the Company and any other corporation which is a Participating Employer under the Qualified Plan.


                                    ARTICLE 4
                                 EFFECTIVE DATE

         The effective date of the Plan for the Company shall be March 31, 1988 and for any Participating Employer shall be the date established by resolution of the Board of Directors of the particular Participating Employer at the time of adoption of the Plan.


                                    ARTICLE 5
                                   ELIGIBILITY

         All employees of Participating Employers whose benefits under the Qualified Plan are limited because of the limitation on compensation under
Section 401(a)(17) of the Code, the limitation on benefits and contributions under Section 415 of the Code, or any other provision of the Code or other law that the Committee hereafter designates shall be eligible for the benefits provided by this Plan. Also, all employees of Participating Employers who are participating in the MCN Energy Group Supplemental Savings Plan shall be eligible for benefits provided by this Plan. Notwithstanding the foregoing, no employee shall be eligible for benefits provided by this Plan until such employee has satisfied the eligibility requirements of the Qualified Plan.

                                    ARTICLE 6
                              EMPLOYERS' OBLIGATION

         The Participating Employers shall pay under this Plan any amount that any eligible employee would have been entitled to receive under the Qualified Plan but for the limitation on compensation under Section 401(a)(17) of the Code, the limitation on benefits and contributions under Section 415 of the Code, and any other provision of the Code or other law that the Committee hereafter designates. Also, the Participating Employers shall pay under this Plan any amount that any eligible employee would have been entitled to receive under the Qualified Plan but for the exclusion of deferrals under the MCN Energy Group Supplemental Savings Plan from the definition of Primary Monthly Earnings in the Qualified Plan. Such payments shall be made by the particular Participating Employer who last employed the employee with respect to whom the payment is to be made.


                                    ARTICLE 7
                               PAYMENT OF BENEFITS

SECTION 7.1. FORM AND TIMING OF PAYMENT. On the date that a Participant becomes entitled to a distribution of his or her account in the Qualified Plan ("Retirement Date"), such Participant shall be entitled to receive the benefit provided under the Plan. All distributions shall be paid out at the end of the quarter in which the Participant's Retirement Date occurs. As of the end of the quarter in which his Retirement Date occurs, the Participant's Plan benefit shall be present-valued at an interest rate equal to the average interest rate of ten-year U.S. Treasury Notes for the November of the calendar year prior to the Participant's Retirement Date, or such other rate as set by the Committee (the "Plan Interest Rate"). Payment of a Participant's Plan benefit shall be made in accordance with the Participant's selection on his Benefit Agreement either (1) as a joint and 100% survivor annuity for Participants who are married as of the Participant's Retirement Date, (2) as a single life annuity for Participants who are single as of the Participant's Retirement Date, (3) in annual payments over a period not less than one year and not more than 15 years, or (4) in one lump sum by the Employer maintaining the accounts. If no payment election has been made, a Participant's Plan benefit shall be paid as a joint and 100% survivor annuity for Participants who are married on the Participant's

Retirement Date and a single life annuity for Participants who are single on the Participant's Retirement Date. The amount of the annual payments shall be calculated to pay out over the specified period the Participant's Plan benefit as of his Retirement Date with interest credited annually on the declining balance at the Plan Interest Rate. The amount of the annual payments to the Participant shall be adjusted at the end of the quarter in which the anniversary of the Participant's Retirement Date occurs to reflect changes in the Plan Interest Rate.

         SECTION 7.2. INCREASE IN SECTION 415 LIMIT. If a Participant has elected to receive an Annuity under the Qualified Plan and such Annuity is increased subsequent to the Participant's Retirement Date due to an increase in the Code Section 415 limit, the Participant's Plan Benefit shall be adjusted accordingly on a prospective basis. If such Participant has elected to receive a lump sum under the Plan, such Participant or such Participant's beneficiary, shall be required to make restitution to the Company in an amount equal to the present value of such Code Section 415 increase.

         SECTION 7.3. RECOMPUTATION OF PLAN BENEFITS UPON REEMPLOYMENT. If a Participant entitled to a distribution under the Qualified Plan receives his Plan benefit and is thereafter reemployed prior to incurring five consecutive Break in Service Years, such Participant's Plan benefit shall be recalculated upon the Participant's subsequent termination of employment. If such Participant's recalculated Plan benefit results in an additional payment to the Participant, such additional payment shall be made in accordance with Section
7.1. If such Participant's recalculated Plan benefit shows that the Participant's Plan benefit has been overpaid, the Participant shall be required to make restitution to the Company in an amount equal to such overpayment.

         SECTION 7.4. CHANGE IN PAYMENT OPTION. The payment option selected by a Participant may be changed at any time by the Participant submitting a new payment selection to the Committee; however, a change shall be effective only if it is received by the Committee at least 12 months before payments under the Plan commence.

         SECTION 7.5. PAYMENTS SUBJECT TO GOLDEN PARACHUTE PROVISIONS. Notwithstanding the above, if payment at the time specified in the first sentence of this Article 7 would subject the Participant to the excise tax under
Section 4999 of the Code, payment of the Participant's Plan benefit shall be deferred until the earlier of (a) the date that would have been the Participant's Normal Retirement Date, Early Retirement Date or Disability Retirement Date, (b) death of the Participant, or (c) total and permanent disability or legally established mental incompetency of the Participant.

         SECTION 7.6. TRANSFER TO AN AFFILIATED COMPANY. Benefits for a Participant who transfers employment from one Employer to an Affiliated Company shall be subject to Section 3.3 of the Qualified Plan. Such a transfer of employment shall cause a transfer of the accounts maintained by an Employer for a Participant if the new Employer has adopted the Plan and the former Employer transfers cash to the new Employer equal to the amount of the accounts transferred. In all other events, a transfer of employment shall not cause a transfer of the accounts maintained by an Employer for a Participant.


                                    ARTICLE 8
                                  UNFUNDED PLAN

         This Plan shall not be a funded plan. Notwithstanding that, the Participating Employers may set aside or otherwise earmark company assets for payment of the benefits payable hereunder. Title to and ownership of such assets shall at all times remain in such company, and no eligible employee shall have any property interest in any specific assets of such company. Nothing in the Plan and no action taken pursuant to the provisions of the Plan shall be deemed to create a trust or fund of any kind or to create a fiduciary relationship. The obligation to make payments under this Plan shall be and remain an unsecured, unfunded general obligation of the Participating Employer.

                                   ARTICLE 9
                                 ADMINISTRATION

         The Plan shall be administered by the Committee appointed pursuant to the provisions of Section 14.1 of the Qualified Plan. The Committee shall have the same powers and duties, and shall be subject to the same limitations, as are described in the Qualified Plan.


                                   ARTICLE 10
                            AMENDMENT AND TERMINATION

The Plan shall be subject to the same reserved power of amendment and termination as the Qualified Plan.


                                   ARTICLE 11
                                  MISCELLANEOUS

         SECTION 11.1. BENEFITS NON-ASSIGNABLE. This Plan shall be subject to the same terms as specified in Section 11.6 of the Qualified Plan, and said
Section is hereby incorporated by reference.

         SECTION 11.2. NO EMPLOYMENT RIGHTS. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall be construed as a contract of employment between an employee and the Company or a Participating Employer, or as a right of any employee to be continued in the employment of the Company or a Participating Employer, or as a limitation of the right of the Company or a Participating Employer to discharge any employee at any time, with or without cause, or as a limitation of the right of the employee to terminate employment at any time.

         SECTION 11.3. LAW APPLICABLE. This Plan and all actions hereunder shall be governed by and construed according to the laws of the State of Michigan.

         SECTION 11.4. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses that any eligible employee may incur as a result of the Company contesting the validity, enforceability, or such employee's interpretation of, or determinations under this Plan.

         SECTION 11.5. CAUSE. Cause shall mean repeated material breaches of an Employee's duties of employment which are not cured after receipt by the Employee of written notice specifying such breaches or the Employee's conviction of a felony involving moral turpitude.

         SECTION 11.6.SUCCESSORS. In the event of any consolidation, merger, acquisition or reorganization of the Company, the obligations of the Company under this Plan shall continue and be binding upon the Company and its successors.


                                   ARTICLE 12
                          CHANGE IN CONTROL PROVISIONS

         SECTION 12.1. GENERAL. In the event of a Change in Control, as defined in Section 12.5, then, notwithstanding any other provision of the Plan, the provisions of this Section 12 shall be applicable and shall supersede any conflicting provisions of the Plan.

         SECTION 12.2. TRANSFER TO RABBI TRUST. MCN Energy Group Inc. ("MCN") has established a trust pursuant to a Trust Agreement dated January 3, 1991 (the "Rabbi Trust"). The terms of the Rabbi Trust provide that, in the event of a Change in Control and thereafter, assets are to be transferred to such trust to provide benefits under the Plan. MCN shall make all transfers of funds required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust.

         SECTION 12.3. JOINT AND SEVERAL LIABILITY. Upon and at all times after a Change in Control, the liability under the Plan of MCN and each Affiliated Employer that has adopted the Plan shall be joint and several so that MCN and each such Affiliated Employer shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

         SECTION 12.4. DISPUTE PROCEDURES. In the event that, upon or at any time subsequent to a Change in Control, a claim for benefits under the Plan of a Participant or distributee who has exhausted the claims and appeals procedures set forth in Section 13.7 of the Qualified Plan is denied in whole or in part, the following additional procedures shall be applicable:
                  (a) Any amount that is not in dispute shall be paid to the Participant or distributee at the time or times provided herein.
                  (b) MCN shall advance to such claimant from time to time such amounts as shall be required to reimburse the claimant for reasonable legal fees, costs and expenses incurred by such claimant in seeking a judicial resolution of his or her claim, including reasonable fees, costs and expenses relating to appeals; provided, however, that MCN shall not be obligated to advance to the claimant any amounts under this Section 12.4(b) unless and until the claimant agrees in writing to repay to MCN, immediately upon the occurrence of a final judicial determination with respect to such dispute, any amount of such fees, costs and expenses that is not awarded to such claimant in a final order of a court of competent jurisdiction.

         SECTION 12.5. DEFINITION OF CHANGE IN CONTROL. A "Change of Control" means:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of MCN (the "Outstanding MCN Common Stock") or (ii) the combined voting power of the then outstanding voting securities of MCN entitled to vote generally in the election of directors (the "Outstanding MCN Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of
         Control: (A) any acquisition directly from

         MCN (excluding any acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by MCN, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by MCN or any corporation controlled by MCN or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Section 12.5 are satisfied; or

                  (b) Individuals who, as of the date hereof, constitute the Board of Directors of MCN (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by MCN's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Approval by the shareholders of MCN of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the

         Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (ii) no Person (excluding MCN, any employee benefit plan or related trust sponsored or maintained by MCN or any corporation controlled by MCN or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, mergers or consolidation, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may
         be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or
                  (d) Approval by the shareholders of MCN of (i) a complete liquidation or dissolution of MCN or (ii) the sale or other disposition of all or substantially all of the assets of MCN, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (B) no Person (excluding MCN Corporation, any employee benefit plan or related trust sponsored or maintained by MCN or any corporation controlled by MCN Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of MCN.

         IN WITNESS WHEREOF, the undersigned official of the Company has executed this Plan as of this 15th day of December, 1999.


                                  MCN ENERGY GROUP INC.


                                  By:
                                     -------------------------------------------
                                      Daniel L. Schiffer, Senior Vice President,
                                      General Counsel and Secretary




Amended and Restated December 15, 1999

                                     MICHCON

                          SUPPLEMENTAL RETIREMENT PLAN


02/28/90 MCN Corporation Minutes of Regular Meeting of Board of Directors - Officers of the Corporation are authorized and directed to effect amendments involving a Change in Control and Cause 01/01/90.

08/15/92          Plan restated.

04/30/99 The Plan is amended and restated in accordance with the minutes of the MCN Energy Group Master Trust, Retirement and Savings Plan Committee as follows:

                  The name of the Plan is changed to the MCN Energy Group Supplemental Retirement Plan.

                  Article 7 is deleted in its entirety and replaced with the language as currently reflected. Prior to deletion, the previous Article 7 read as follows:

                           Payments made under this Plan shall be made in all respects at the same time, in the same manner and to the same person as would have been the case under the Qualified Plan had the limitations described in
                           Article 6 not been applicable and the payment had been made under the Qualified Plan.

12/15/99          The Plan is amended to add Section 11.6.